UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 27, 2009

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                        Delaware                                                    1-9273                                                     75-1285071
                           (State or Other Jurisdiction                                  (Commission                                             (IRS Employer
                                              of Incorporation)                                             File Number)                                           Identification No.)

                4845 US Highway 271 N.
                     Pittsburg, Texas                                                                              75686-0093
                    (Address of Principal Executive Offices)                                                             (ZIP Code)

Registrant's telephone number, including area code:  (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Amended and Restated Employment Agreement of Chief Executive Officer

As previously reported by Pilgrim's Pride Corporation (the "Company") on a Current Report on Form 8-K (the "Prior Form 8-K") filed with the Securities and Exchange Commission on December 22, 2008, the Company entered into an Employment Agreement with Don Jackson (the "Original Employment Agreement") pursuant to which Dr. Jackson was appointed as the Company's President and Chief Executive Officer, subject to the approval of the Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court").  On January 27, 2009, the Company entered into an Amended and Restated Employment Agreement with Dr. Jackson (the "Amended Employment Agreement"). The Amended Employment Agreement was approved by the Bankruptcy Court on January 27, 2009.  The Amended Employment Agreement amended and restated the Original Employment Agreement.

 The Amended Employment Agreement will expire on January 27, 2012.  Under the Amended Employment Agreement, Dr. Jackson will have an annual base salary of not less than $1,500,000.  Additionally, on January 27, 2009, Dr. Jackson was granted an equity award of 3,085,656 shares of the Company's common stock ("Shares"), which vest upon confirmation of a plan of reorganization of the Company that does not provide for a sale of a majority of the Company's and its subsidiaries' assets, provided that a majority of the Company's assets have not been sold under section 363 of chapter 11 of title 11 of the United States Code ("Plan of Reorganization"), if certain performance targets are met.  Dr. Jackson also received a bonus of $3,000,000 ("Sign on Bonus"), which is subject to repayment on a pro-rata basis over a three year period, as described below.  Additionally, Dr. Jackson will be entitled to receive up to $2,000,000 as a reorganization bonus ("Reorganization Bonus") upon confirmation of a Plan of Reorganization.  The amount of the Reorganization Bonus will be determined based upon the Company achieving certain performance targets.  Dr. Jackson will be entitled to participate in the Company's incentive, savings and retirement plans, practices and programs generally applicable to other executive personnel of the Company.  Dr. Jackson will also be eligible to participate in all group benefits plans and programs the Company has established or may establish for its executive employees, including the Company's Executive Relocation Policy and Repayment Agreement, which provides moving and other relocation related expenses, including assistance selling a home and temporary housing; provided, however, that any amounts under the Company's Executive Relocation Policy and Repayment Agreement must be repaid if employment is terminated within one year from the hire date.

If the Amended Employment Agreement is terminated for "cause" by the Company during the term of the Amended Employment Agreement, (1) Dr. Jackson will be paid or receive all accrued but unpaid compensation and benefits, (2) any remaining unforgiven amount of the Sign on Bonus will be immediately forgiven, and (3) the unvested Shares would be forfeited.

If Dr. Jackson terminates the Amended Employment Agreement without "good reason" during the term of the Amended Employment Agreement, (1) Dr. Jackson will be paid or receive all accrued but unpaid compensation and benefits, (2) Dr. Jackson will be required to repay the Company any remaining unforgiven amount of the Sign on Bonus, and (3) the unvested Shares would be forfeited.

If the Amended Employment Agreement is terminated for death or "disability" or other than for "cause" by the Company or with "good reason" by Dr. Jackson during the term of the Amended Employment Agreement, (1) Dr. Jackson will receive all accrued but unpaid compensation and benefits, and (2) any remaining unforgiven amount of the Sign on Bonus will be immediately forgiven.  Additionally, if the Amended Employment Agreement is terminated for death or "disability" or other than for "cause" by the Company or with "good reason" by Dr. Jackson during the term of the Amended Employment Agreement, but before confirmation of a Plan of Reorganization, if a Plan of Reorganization is later confirmed Dr. Jackson will receive the Reorganization Bonus and the Shares, free of all restrictions, to the extent the Company achieves the required performance targets relating to the payment or vesting of the Reorganization Bonus and the Shares.

The above discussion is a summary of certain terms and conditions of the Amended Employment Agreement and is qualified in its entirety by the terms and conditions of the Amended Employment Agreement.  For the complete terms and conditions of the Amended Employment Agreement summarized in this report, please refer to the Amended Employment Agreement attached hereto as Exhibit 10.1, and incorporated by reference herein.

Management Changes

As previously reported by the Company on the Prior Form 8-K, Don Jackson was appointed as the Company's President and Chief Executive Officer, subject to the approval of the Bankruptcy Court.  The Board also appointed Lonnie Ken Pilgrim, Chairman of the Board, to serve as interim President of the Company until Dr. Jackson's appointment was approved by the Bankruptcy Court.

As described above, the employment of Dr. Jackson and the appointment of Dr. Jackson as the Company's President and Chief Executive Officer were approved by the Bankruptcy Court on January 27, 2009.  On January 28, 2009, the Board appointed Dr. Jackson as a member of the Company’s Board of Directors, filling the vacancy left by the resignation of J. Clinton Rivers, which was previously reported in the Prior Form 8-K.  Dr. Jackson's business experience and other matters have been previously reported by the Company in the Prior Form 8-K.  On January 28, 2009, Lonnie Ken Pilgrim resigned as interim President and Chairman of the Board.  Lonnie Ken Pilgrim will continue to serve as a member of the Company's Board of Directors and Lonnie “Bo” Pilgrim will continue to serve as the Senior Chairman of the Board.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                                                  Description

10.1           Amended and Restated Employment Agreement dated January 27, 2009, between theCompany and Don Jackson.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       PILGRIM'S PRIDE CORPORATION

Date:  January 30, 2009                                                                               By: /s/ Richard A. Cogdill
                              Richard A. Cogdill
                                                                      Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number                                                  Description

10.1           Amended and Restated Employment Agreement dated January 27, 2009, between theCompany and Don Jackson.